UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
January 3, 2006
SPECTRALINK CORPORATION
(Exact name of registrant as specified in charter)
Delaware
(State or other jurisdiction of incorporation or organization)

0-28180	84-1141188
(Commission file number)	(IRS Employer
Identification Number)

5755 Central Avenue, Boulder, Colorado	80301-2848
(Address of principal executive office)	(Zip code)
303-440-5330
(Issuer’s telephone number)
Not Applicable
(Former name, former address and former fiscal year, if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
     Explanatory Note: This Form 8-K/A Amendment No.1 (the “Form 8-K/A”) amends the Form 8-K that SpectraLink Corporation (SpectraLink) filed on January 4, 2006 (the “Form 8-K”, with regard to the acquisition by SpectraLink of KIRK telecom A/S. (“KIRK”). In the Form 8-K, SpectraLink reported that it completed that acquisition on January 3, 2006 pursuant to a Stock Purchase Agreement dated December 12, 2005. In response to parts (a) and (b) of Item 9.01 of the Form 8-K, SpectraLink stated that it would file the required financial information by amendment, as permitted by Item 9.01(a)(4) and 9.01(b)(2) to Form 8-K. This Form 8-K/A is being filed to provide the required financial information.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
Consent of PricewaterhouseCoopers
KIRK Audited Financial Statements
Unaudited Pro Forma Combined Financial Statements

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
     The total consideration, calculated in accordance with U.S. generally accepted accounting principles, that we paid to acquire all the capital stock KIRK telecom A/S (“KIRK”) and all of its subsidiaries was approximately U.S. $64 million, financed by approximately $29 million of cash on hand, $33 million of cash provided from debt and $2 million of estimated transaction costs. The amount of this consideration reflects a revision to our original estimate of U.S. $62 million disclosed in Item 2.01 of the Form 8-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a) Financial Statements of Business Acquired.
     The required audited financial information of KIRK for the years ended April 30, 2005 and 2004 is included as Exhibit 99.1 hereto and is hereby incorporated by reference.
(b) Pro Forma Financial Information.
     The required unaudited pro forma financial information of KIRK and SpectraLink for the twelve months ended December 31, 2005 is included as Exhibit 99.2 hereto and is hereby incorporated by reference.
(c) Exhibits.
     The following exhibits are filed with this report.

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers, Independent Auditors

99.1	KIRK Audited Financial Statements for the years ended April 30, 2005 and 2004

99.2	Unaudited Pro Forma Combined Financial Statements for the twelve months ended December 31, 2005

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 17, 2006

SpectraLink
By:	/s/ DAVID ROSENTHAL
David Rosenthal
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers, Independent Auditors

99.1	KIRK Audited Financial Statements for the years ended April 30, 2005 and 2004

99.2	Unaudited Pro Forma Combined Financial Statements for the twelve months ended December 31, 2005